                    U.S. Securities and Exchange Commission


                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):         June 28, 1999
                                                   ---------------------------


                           Metro Global Media, Inc.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      0-21634                65-0025871
-----------------------------       -----------          ------------------
State or other jurisdiction         (Commission             (IRS Employer
    of incorporation                File Number)         Identification No.)

1060 Park Avenue, Cranston, Rhode Island                       02910
----------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant=s telephone number, including area code:        (401) 942-7876
                                                      ------------------------


--------------------------------------------------------------------------------
         (Former name of former address, if changed since last report)

Item 4    Change in Registrant's Certifying Accountants

     On June 22, 1999, Metro Global Media, Inc.'s ("Metro") independent accounting firm, Grant Thornton, LLP resigned. Since Grant Thornton's appointment, there have been no disagreements on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure. Grant Thornton did not audit Metro's May 29, 1999 records nor have they issued a report on Metro's financial statements.

     Metro has furnished Grant Thornton with a copy of this disclosure and has requested Grant Thornton furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.

Item 6    Resignations of Registrant's Directors

     On June 28, 1999, Dolores Guglielmi resigned from Metro's Board of Directors for personal reasons. Ms. Guglielmi had no disagreements with Metro on any matter relating to Metro's operations, policies or practices.


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    METRO GLOBAL MEDIA, INC.


                                    By: /s/ Janet Hoey
                                        -----------------------------
                                        Janet Hoey, Treasurer


June 28, 1999